SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 001-11115

Date of Report: September 6, 2006

DIRECTVIEW, INC.

(Exact name of registrant as specified in its charter)

Nevada	04-3053538
(State of other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

7777 West Camino Real, Suite 200, Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

(561) 750-9777

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2006, DirectView, Inc. (the “Company”), entered into an agreement with GS Energy Corporation (“GS Energy”) to acquire 100% of the outstanding capital stock of GS Carbon Trading, Inc., in return for 1.8 billion shares of the Company’s common stock and 100,000 shares of a new class of the Company’s preferred stock.

The Company’s acquisition of GS Carbon in scheduled to close on or before October 1, 2006, subject to the completion by the parties of due diligence and certain conditions precedent, including the disposition by the Company of 100% of the stock and assets of Ralston Communications, Inc. and Meeting Technologies, Inc.

GS Carbon’s business model is based on the trading of renewable energy and energy efficiency certificates, carbon credits, and other similar attributes. GS Carbon also holds minority equity interests in Sterling Planet, Inc., and TerraPass, Inc.

The new Company preferred stock shall include conversion adjustment provisions that automatically adjust the conversion and voting rate of the new Company preferred stock to be and remain equal to 80% of the fully-diluted issued and outstanding capital stock of the Company when taken with GS Energy’s then-current Company common stock holdings.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

10.1	Share Purchase Agreement dated August 31, 2006 between DirectView, Inc., and GS Energy Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2006	directview, inc.

By:	/s/ Roger Ralston
Roger Ralston

Chief Executive Officer

SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 31st day of August, 2006

AMONG:

DIRECTVIEW, INC., a company formed pursuant to the laws of the State of Delaware and having an office for business located at 7700 West Camino Real, Suite 200, Boca Raton, Florida 33433 (“Purchaser”)

AND:

GS ENERGY CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at One Penn Plaza, Suite 1612, New York, New York 10119 (“Seller ”)

WHEREAS:

A.	Seller owns 100% of the issued and outstanding equity of GS Carbon Trading, Inc. (the “Acquisition Shares”);
B.	GS Carbon Trading, Inc.’s (“GS Carbon”) business model is based on the trading of renewable energy and energy efficiency certificates, carbon credits and other similar attributes; and,
C.

Purchaser desires to purchase and acquire and Seller, subject to Seller shareholder approval, desires to sell, convey, assign and transfer, or cause to be sold, conveyed, assigned and transferred, to Purchaser the Acquisition Shares pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

THE ACQUISITION

Section 1.1	Purchase and Sale of Acquisition Shares

Seller hereby agrees to sell to Purchaser the Acquisition Shares in exchange for the payment of the Purchase Price on the Closing Date and to transfer to Purchaser on the Closing Date a 100% undivided interest in and to the Acquisition Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto, except as otherwise referred to herein.

Section 1.2	The Purchase Price

In consideration for the Acquisition Shares, Purchaser agrees to issue to Seller a total of ONE BILLION EIGHT HUNDRED MILLION (1,800,000,000) SHARES of Purchaser common stock and ONE HUNDRED THOUSAND (100,000) SHARES of Purchaser’s new Series A Preferred Stock (collectively, the “Purchase Shares”).

Section 1.3	Series A Preferred Stock

The Purchaser’s Series A Preferred Stock shall include conversion adjustment provisions that automatically adjust the conversion and voting rate of the Series A Preferred Stock to be and remain equal to EIGHTY (80%) PERCENT of the fully-diluted issued and outstanding capital stock of Purchaser when taken with Seller’s then-current common stock and other relevant Purchaser stock holdings; provided, however, that the conversion rate of the Series A Preferred Stock shall be fixed on December 31, 2008 such that the Purchase common stock issuable to Seller on such date shall be equal to EIGHTY (80%) PERCENT of the fully-diluted issued and outstanding capital stock of Purchaser when taken with Seller’s then-current common stock and other relevant Purchaser stock holdings.

ARTICLE II

CONDITIONS OF THE CLOSING

Section 2.1	Condition Precedent; Affiliate Shares

Michele Ralston, the Purchaser’s current chief financial officer (the “Affiliate”), beneficially owns 104,495,322 shares of Purchaser common stock and 100,000 shares of Purchaser Series 1 Preferred Stock, corresponding to about 68% of the voting stock of the Purchaser. The Affiliate shall surrender its shares of Purchaser Series 1 Preferred Stock in connection with the completion of the subsidiary sale as provided for in Section 2.2, below.

Section 2.2	Condition Precedent; Sale of Subsidiary

Purchaser shall have closed on the sale 100% of the stock and assets of Ralston Communications, Inc. and Meeting Technologies, Inc. (collectively, the “DRVW Subsidiaries”) to DirectView Holdings, Inc. (“DR Holdings”), which company is 100% owned by Affiliate.

Section 2.3	Condition Precedent; Assumption of Convertible Debentures; Release of Liens

Purchaser shall have assumed all rights and obligations due under those certain convertible debentures issued by Purchaser to Cornell Capital Partners, LP, Michele Ralston, and Richard Galterio (the “Convertible Debentures”). Purchaser and Affiliate shall use their mutual best efforts to obtain suitable releases from the relevant debenture holders relative to any liens that may have been filed on Affiliate’s assets. With the sole exception of the Convertible Debentures, DR Holdings shall assume all remaining obligations of Purchaser, including any additional amounts due to Affiliate from Purchaser.

Section 2.4	Condition Precedent; Officers and Directors

Purchaser’s board of directors shall have nominated Kevin Kreisler to Purchaser’s board and to the posts of chairman and chief executive officer. All current officers and directors of Purchaser shall have submitted contingent resignations to the Purchaser, which resignations shall be effective upon receipt by Purchaser of Kevin Kreisler’s written acceptance of his nomination, which written acceptance shall be a further condition precedent to the Closing.

Section 2.5	Condition Subsequent; Capitalization
(a)	Upon the completion of the Closing hereof, the Purchaser’s capital share structure shall be as follows:

Shares                                           Total Authorized                              Total Issued

Common Stock:	2,500,000,000	2,300,060,090
Preferred Stock:	4,900,000	100,000

Shareholder                                    Common Stock                      Preferred Stock

GS Energy Corporation	1,800,000,000	100,000 Series A
Michele Ralston	104,495,322	--

All other shareholders                            195,564,768                                                  --

Total	2,100,060,090	100,000
(b)	The Affiliate’s share ownership of Purchaser corresponds to about 4.9% of the Purchaser’s issued and outstanding common stock after Closing hereof.
Section 2.6	Condition Subsequent; Name Change

As a condition subsequent to the Acquisition, the Purchaser shall change its name to “GS Carbon Corporation” as soon as practicable after the Closing.

Section 2.7	Condition Subsequent; DR Holdings Registration

Purchaser shall use its best efforts to provide DR Holdings with all reasonable assistance in preparing and filing an appropriate registration statement to initiate operations as a separate publicly traded company should the beneficial owners of DR Holdings wish to do so.

ARTICLE III

THE CLOSING

Section 3.1	Closing

The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on or before OCTOBER 1, 2006 at Purchaser’s place of business (the date of the Closing being herein referred to as the "Closing Date").

Section 3.2	Deliveries at Closing
(a)	At the Closing, the Seller shall deliver to the Purchaser:

(i)	duly executed instruments or other evidence to transfer to Purchaser the Acquisition Shares;
(ii)	any documents or certificates that are necessary to transfer to Purchaser good, clear and marketable title all of the Acquisition Shares; and,
(iii)

all opinions, certificates and other instruments and documents required by the terms of this Agreement to be delivered by Seller at or prior to Closing or otherwise required in connection with the Acquisition.

(b)	At the Closing, the Purchaser shall deliver to the Seller:
(i)	copies of such resolutions of the directors of Purchaser as are required to be passed to authorize the execution, delivery and implementation of this Agreement;
(ii)	satisfactory evidence of the satisfaction of all conditions precedent to the Closing hereof, and,
(iii)	all documents required to be delivered by Purchaser to Seller at or prior to the Closing Date in connection with this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser represents and warrants that as of the date hereof and as of the Closing Date, the following representations shall be true and correct and in full force and effect:

Section 4.1	Organization and Good Standing

Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Purchaser is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where qualification as a foreign corporation or otherwise is required to conduct its business.

Section 4.2	Authority, Approvals and Consents

Purchaser has the corporate power and authority to enter into this Agreement and to perform their obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and validly approved by the Board of Directors of Purchaser and by their respective stockholders and no other corporate or other proceedings on the part of Purchaser are necessary to authorize and approve this Agreement and the transactions contemplated hereby. Purchaser hereby expressly represents that they have fully and properly complied with all aspects of applicable Delaware corporate law in entering into this Agreement and for consummating the transactions contemplated hereunder. This Agreement has been duly executed and delivered by, and constitutes a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms.

Section 4.3	Consents and Approvals

No consent, approval, or authorization of, or declaration, filing, or registration with, any Governmental Entity will be required to be made or obtained by Purchaser in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby.

Section 4.4    No Violations

Neither the execution, delivery, or performance of this Agreement by Purchaser, nor the consummation by Purchaser of the transactions contemplated hereby, nor compliance by Purchaser with any of the provisions hereof will (a) conflict with or result in any breach of any provisions of the certificate of incorporation or bylaws of the Purchaser, (b) result in a violation, or breach of, or constitute (with or without due notice or lapse of time) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension or revocation) under any of the terms, conditions or provisions of any contract, agreement or any material note, bond, mortgage, deed of trust, security interest, indenture, license, contract, agreement, plan or other instrument or obligation to which Purchaser is a party or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser, except in the case of clauses (b) or (c) for violations, breaches, defaults, terminations, cancellations, accelerations, creations, impositions, suspensions or revocations that would not be reasonably likely to have a Material Adverse Effect.

Section 4.5	Binding Nature

This Agreement shall be, when duly executed and delivered, a legally binding obligation of the Purchaser enforceable in accordance with its terms.

Section 4.6	Non-Merger and Survival

The representations and warranties of Purchaser contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Seller, the representations and warranties of Purchaser shall survive the Closing.

ARTICLE V

GENERAL PROVISIONS

Section 5.1	Expenses

Each of the Parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

Section 5.2	Paragraph Headings and Language Interpretations

The paragraph headings contained herein are for reference only and shall not be considered substantive provisions of this Agreement. The use of a singular or plural form shall include the other form, and the use of a masculine, feminine or neuter gender shall include the other genders, as applicable.

Section 5.3	Notices

All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed given upon (a) confirmation of receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) the expiration of five (5) business days after the day when mailed by registered or certified mail (postage prepaid, return receipt requested), addressed to the respective parties at the following addresses (or such other address for a party as shall be specified by like notice):

(a)	If to the Purchaser, to:

DirectView, Inc.

7700 West Camino Real, Suite 200

Boca Raton, Florida 33433

and,

(b)	If to the Seller, to:

GS Energy Corporation

One Penn Plaza, Suite 1612

New York, New York 10119

Section 5.4    Assignments

This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any of the Parties hereto without the prior written consent of the other Party, except that this Agreement and such rights, interests and obligations may be assigned by Purchaser to one (1) or more Affiliates. Purchaser agrees that any such assignment shall not relieve Purchaser of its obligations hereunder.

Section 5.5	Entire Agreement

This Agreement (including the Schedules and any Exhibits hereto) embodies the entire agreement and understanding of the Parties with respect to the transactions contemplated hereby and supersedes all prior written or oral commitments, arrangements, understandings and agreements with respect thereto. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the transactions contemplated hereby other than those expressly sat forth herein.

Section 5.6	Modifications, Amendments and Waivers

At any time prior to the Closing, to the extent permitted by law, (i) Purchaser and Seller may, by written agreement, modify, amend or supplement any term or provision of this Agreement and (ii) any term or provision of this Agreement may be waived in writing by the Party which is entitled to the benefits thereof.

Section 5.7	Counterparts

This Agreement may be executed in two (2) or more counterparts, all of which shall be considered one (1) and the same agreement and each of which shall be deemed an original. Each Party shall receive a fully signed copy of this Agreement.

Section 5.8	Governing Law

This Agreement shall be governed by the laws of the State of New Jersey and the United States of America (regardless of the laws that might be applicable under principles of conflicts of law or international law) as to all matters including, but not limited to, matters of validity, construction, effect and performance.

Section 5.9	Accounting Terms

All accounting terms used herein which are not expressly defined in this Agreement shall have the respective meanings given to them in accordance with generally accepted accounting principles on the date hereof.

Section 5.10	Severability

If any one (1) or more of provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected thereby. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

Section 5.11	Specific Performance

Purchaser and Seller recognize that any breach of the terms this Agreement may give rise to irreparable harm for which money damages would not be an adequate remedy, and accordingly agree that any non-breaching party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy as a remedy of money damages. If specific performance is elected as a remedy hereunder, the electing Party shall be deemed to have waive any claim for other damages, except reasonable attorneys fees, costs of suit and expenses related to the enforcement of specific performance.

Section 5.12  Consent to Jurisdiction

Seller and Purchaser hereby submit and consent to the exclusive venue and jurisdiction of the Supreme Court of the State of New York in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive and agree not to assert as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. Seller and Purchaser agree that service of process may be made in any manner permitted by the laws of the State of New York or the federal laws of the United States in any such action, suit or proceeding against Seller or Purchaser with respect to this Agreement. Service of process upon such authorized agent shall be deemed, in every respect, effective service of process upon Seller or Purchaser and shall remain effective until Seller or Purchaser shall appoint another agent for service or process acceptable to the other Party. Seller and Purchaser agree that final judgment (with all right of appeal having expired or been waived) against it in any such action, suit or proceeding shall be conclusive and that the other Party is entitled to enforce such judgment in any other jurisdiction by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of indebtedness arising from such judgment.

Section 5.13	Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns.

Section 5.14	Force Majeure

Neither Party hereto shall be liable for failure to perform any obligation under this Agreement if such failure to perform is caused by the occurrence of any contingency beyond the reasonable control of such Party, including, without limitation, fire, flood, strike or other industrial disturbance, failure of transport, accident, war, riot, insurrection, act of God or order of governmental agency or act of terrorism. Performance shall be resumed as soon as is possible after cessation of such cause. However, if such inability to perform continues for more than Ninety (90) days, the other Party may terminate this Agreement without penalty and without further notice.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

GS ENERGY CORPORATION

By:	/s/ Kevin Kreisler
Kevin Kreisler
Chief Executive Officer

DIRECTVIEW, INC.

By:	/s/ Jeffery Robbins
Jeffery Robbins
President